Exhibit 99.1

Guidewire Software Announces Third Quarter Fiscal Year 2019 Financial Results

Foster City, CA - June 4, 2019 - Guidewire Software, Inc. (NYSE: GWRE), provider of the industry platform Property and Casualty (“P&C”) insurers rely upon, today announced its financial results for the fiscal quarter ended April 30, 2019.

“Total revenue and profitability were above our guidance ranges in the third quarter,” said Marcus Ryu, chief executive officer, Guidewire Software. “During the quarter we added two additional InsuranceSuite Cloud customers amidst robust demand for Guidewire Cloud overall, as new and existing customers increasingly seek Guidewire as a trusted partner to shoulder a broader role in their digital transformations.  We also continue to ramp our product, operational, and delivery capacity to serve this wave of change for the $2 trillion global P&C industry.”

As of the first quarter of fiscal year 2019, Guidewire began reporting results under Accounting Standards Codification Topic 606, Revenue Recognition (“ASC 606”), using the modified retrospective method. Financial results for reporting periods prior to fiscal year 2019 are presented as previously disclosed in conformity with then existing guidance and as revised to reflect the restatement more fully described in Guidewire’s Form 10-K/A for the year ended July 31, 2018, filed on June 3, 2019.

Third Quarter Fiscal Year 2019 Financial Highlights

Revenue

•
Total revenue for the third quarter of fiscal year 2019 was $162.9 million, an increase of 15% from the same quarter in fiscal year 2018. License and subscription revenue was $76.2 million, an increase of 45%; services revenue was $65.3 million, a decrease of 8%; and maintenance revenue was $21.3 million, an increase of 14%.

Profitability

•	GAAP loss from operations was $15.8 million for the third quarter of fiscal year 2019, compared with a $28.9 million loss in the comparable period in fiscal year 2018.

•	Non-GAAP income from operations was $12.6 million for the third quarter of fiscal year 2019, compared with $2.6 million of non-GAAP income in the comparable period in fiscal year 2018.

•
GAAP net loss was $8.6 million for the third quarter of fiscal year 2019, compared with a $31.2 million loss for the comparable period in fiscal year 2018, which was adversely impacted by the effects of the provisions of the Tax and Jobs Act passed in December 2017. GAAP net loss per share was $0.11, based on diluted weighted average shares outstanding of 81.6 million, compared with a $0.40 net loss per share for the comparable period in fiscal year 2018, based on diluted weighted average shares outstanding of 78.8 million.

•
Non-GAAP net income was $15.2 million for the third quarter of fiscal year 2019, compared with $4.2 million non-GAAP net income in the comparable period in fiscal year 2018. Non-GAAP net income per share was $0.18, based on diluted weighted average shares outstanding of 82.6 million, compared with $0.05 net income per share in the comparable period in fiscal year 2018, based on diluted weighted average shares outstanding of 80.4 million.

Liquidity

•
The Company had $1.2 billion in cash, cash equivalents, and investments at April 30, 2019, compared with $1.3 billion at July 31, 2018. The Company generated $13.2 million in cash from operations during the nine months ended April 30, 2019.

Business Outlook
Guidewire is issuing the following outlook for the fourth fiscal quarter and fiscal year of 2019 based on current expectations:

(in $ millions, except per share outlook)	Fourth Quarter Fiscal Year 2019			Fiscal Year 2019
Revenue	199.0	-	207.0	711.0	-	719.0
License and subscription revenue	121.4	-	129.4	379.0	-	387.0
Maintenance revenue	20.4	-	21.4	84.0	-	85.0
Services revenue	53.6	-	59.6	244.0	-	250.0
GAAP operating income (loss)	11.3	-	17.3	(8.1)	-	(2.1)
Non-GAAP operating income	41.0	-	47.0	112.0	-	118.0
GAAP net income	13.1	-	18.7	11.0	-	16.6
GAAP net income per share	0.16	-	0.23	0.13	-	0.20
Non-GAAP net income	38.8	-	43.8	112.2	-	117.2
Non-GAAP net income per share	0.47	-	0.53	1.36	-	1.42

Conference Call Information

What:	Guidewire Software Third Quarter Fiscal Year 2019 Financial Results Conference Call

When:	Tuesday, June 4, 2019

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(800) 239-9838, Domestic
(323) 794-2551, International

Replay:	(844) 512-2921, Passcode 6008687, Domestic
(412) 317-6671, Passcode 6008687, International

Webcast:	http://ir.guidewire.com/ (live and replay)

The webcast will be archived on Guidewire’s website (www.guidewire.com) for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income (loss), Non-GAAP net income (loss), Non-GAAP income tax provision (benefit), and Non-GAAP net income (loss) per share. Non-GAAP operating income (loss) excludes stock-based compensation and amortization of intangibles. Non-GAAP net income (loss), Non-GAAP income tax provision (benefit), and Non-GAAP net income (loss) per share also exclude the amortization of debt discount and issuance costs from our convertible notes and the related tax effects of the non-GAAP adjustments. The estimated annual tax rates used in the business outlook to compute GAAP and Non-GAAP net income exclude discrete items such as forecasted tax benefits related to stock-based compensation.
Guidewire believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including the financial tables at the end of this press release, and not to rely on any single financial measure to evaluate the Company’s business.

About Guidewire Software
Guidewire delivers the industry platform that P&C insurers rely upon to adapt and succeed in a time of accelerating change. We provide the software, services, and partner ecosystem to enable our customers to run, differentiate, and grow their business. We are privileged to serve more than 350 companies in 40 countries. For more information, please visit www.guidewire.com and follow us on twitter: @Guidewire_PandC.

NOTE: For information about Guidewire’s trademarks, visit https://www.guidewire.com/legal-notices.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning, business momentum and demand for Guidewire Cloud. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K, 10-K/A and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenue; our ability to successfully manage any changes to our business model, including the transition of our products to cloud offerings; our services revenue produces lower gross margins than our license and maintenance revenue; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; our products or cloud-based services may experience data security breaches; changes in accounting guidance on revenue recognition, such as contained in ASC 606, have and may cause us to experience greater volatility in our quarterly and annual results; our ability to remediate our material weakness that arose in connection with the restatement of our financial statements for the years ended July 31, 2018 and 2017; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	April 30, 2019	July 31, 2018 As Restated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$368,869	$437,140
Short-term investments	636,333	630,008
Accounts receivable, net	108,844	124,849
Unbilled accounts receivable, net	59,710	—
Prepaid expenses and other current assets	35,479	30,464
Total current assets	1,209,235	1,222,461
Long-term investments	242,994	190,952
Unbilled accounts receivable, net	12,910	—
Property and equipment, net	55,375	18,595
Intangible assets, net	73,759	95,654
Goodwill	340,877	340,877
Deferred tax assets, net	88,345	90,369
Other assets	35,204	22,525
TOTAL ASSETS	$2,058,699	$1,981,433
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$33,058	$30,635
Accrued employee compensation	54,459	60,135
Deferred revenue, net	90,651	127,107
Other current liabilities	11,236	20,280
Total current liabilities	189,404	238,157
Convertible senior notes, net	314,210	305,128
Deferred revenue, net	21,169	23,758
Other liabilities	7,915	774
Total liabilities	532,698	567,817
STOCKHOLDERS’ EQUITY:
Common stock	8	8
Additional paid-in capital	1,366,899	1,296,380
Accumulated other comprehensive loss	(7,944)	(7,748)
Retained earnings	167,038	124,976
Total stockholders’ equity	1,526,001	1,413,616
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,058,699	$1,981,433

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2019	2018 As Revised	2019	2018 As Revised
Revenue:
License and subscription	$76,218	$52,392	$257,611	$165,310
Maintenance	21,335	18,749	63,602	56,789
Services	65,314	71,008	190,443	190,490
Total revenue	162,867	142,149	511,656	412,589
Cost of revenue:
License and subscription	15,781	9,742	43,850	25,497
Maintenance	3,924	3,828	11,746	10,888
Services	60,573	62,111	185,970	169,918
Total cost of revenue	80,278	75,681	241,566	206,303
Gross profit:
License and subscription	60,437	42,650	213,761	139,813
Maintenance	17,411	14,921	51,856	45,901
Services	4,741	8,897	4,473	20,572
Total gross profit	82,589	66,468	270,090	206,286
Operating expenses:
Research and development	47,102	46,787	139,069	126,155
Sales and marketing	33,301	30,378	96,793	85,949
General and administrative	17,953	18,170	53,839	57,907
Total operating expenses	98,356	95,335	289,701	270,011
Loss from operations	(15,767)	(28,867)	(19,611)	(63,725)
Interest income	7,748	3,762	22,152	7,247
Interest expense	(4,327)	(2,228)	(12,858)	(2,239)
Other income (expense), net	(617)	(356)	(958)	1,040
Loss before income taxes	(12,963)	(27,689)	(11,275)	(57,677)
Provision for (benefit from) income taxes	(4,382)	3,461	(9,002)	27,843
Net loss	$(8,581)	$(31,150)	$(2,273)	$(85,520)
Net loss per share:
Basic	$(0.11)	$(0.40)	$(0.03)	$(1.09)
Diluted	$(0.11)	$(0.40)	$(0.03)	$(1.09)
Shares used in computing net loss per share:
Basic	81,606,088	78,777,484	81,252,993	78,246,146
Diluted	81,606,088	78,777,484	81,252,993	78,246,146

Amounts include stock-based compensation expense as follows:

	Three Months Ended April 30,		Nine Months Ended April 30,
	2019	2018	2019	2018
	(unaudited, in thousands)
Stock-based compensation expense:
Cost of license and subscription revenue	$589	$274	$1,458	$706
Cost of maintenance revenue	273	462	1,365	1,398
Cost of services revenue	5,720	5,310	17,879	15,982
Research and development	4,919	7,236	17,763	19,845
Sales and marketing	4,732	4,527	14,427	13,768
General and administrative	4,817	6,030	15,844	16,795
Total stock-based compensation expense	$21,050	$23,839	$68,736	$68,494

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2019	2018 As Revised	2019	2018 As Revised
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(8,581)	$(31,150)	$(2,273)	$(85,520)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	9,698	9,802	29,140	26,117
Amortization of debt discount and issuance costs	3,069	1,568	9,082	1,568
Stock-based compensation	21,050	23,839	68,736	68,494
Charges to bad debt and revenue reserves	127	—	479	—
Deferred income tax	(5,074)	1,982	(11,836)	24,692
Amortization of premium (accretion of discount) on available-for-sale securities	(1,880)	(395)	(5,696)	(34)
Other non-cash items affecting net income (loss)	—	—	515	—
Changes in operating assets and liabilities:
Accounts receivable	10,355	(464)	14,769	(16,809)
Unbilled accounts receivable	(13,668)	—	(43,858)	—
Prepaid expenses and other assets	(4,945)	1,027	(5,812)	(2,153)
Accounts payable	3,339	(265)	(11,136)	4,569
Accrued employee compensation	10,197	10,310	(5,065)	(7,237)
Other liabilities	4,676	1,582	5,787	2,386
Deferred revenue	(2,149)	2,333	(29,639)	20,542
Net cash provided by operating activities	26,214	20,169	13,193	36,615
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(315,109)	(424,490)	(778,011)	(535,310)
Sales and maturities of available-for-sale securities	316,519	106,370	727,102	276,686
Purchases of property and equipment	(17,740)	(90)	(28,746)	(4,710)
Capitalized software development costs	(1,140)	(1,081)	(2,243)	(1,850)
Acquisitions of business, net of acquired cash	—	318	—	(130,058)
Net cash used in investing activities	(17,470)	(318,973)	(81,898)	(395,242)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of convertible senior notes, net of issuance costs	—	387,239	—	387,239
Proceeds from issuance of common stock, net of issuance costs	—	220,948	—	220,948
Purchase of capped calls	—	(37,200)	—	(37,200)
Proceeds from issuance of common stock upon exercise of stock options	748	328	1,851	1,055
Net cash provided by financing activities	748	571,315	1,851	572,042
Effect of foreign exchange rate changes on cash and cash equivalents	(792)	(1,697)	(1,417)	(490)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	8,700	270,814	(68,271)	212,925
CASH AND CASH EQUIVALENTS—Beginning of period	360,169	205,287	437,140	263,176
CASH AND CASH EQUIVALENTS—End of period	$368,869	$476,101	$368,869	$476,101

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below:
	Three Months Ended April 30,		Nine Months Ended April 30,
	2019	2018 As Revised	2019	2018 As Revised
Income (loss) from operations reconciliation:
GAAP income (loss) from operations	$(15,767)	$(28,867)	$(19,611)	$(63,725)
Non-GAAP adjustments:
Stock-based compensation (1)	21,050	23,839	68,736	68,494
Amortization of intangibles (1)	7,278	7,669	21,896	20,114
Non-GAAP income (loss) from operations	$12,561	$2,641	$71,021	$24,883

Net income (loss) reconciliation:
GAAP net income (loss)	$(8,581)	$(31,150)	$(2,273)	$(85,520)
Non-GAAP adjustments:
Stock-based compensation (1)	21,050	23,839	68,736	68,494
Amortization of intangibles (1)	7,278	7,669	21,896	20,114
Amortization of debt discount and issuance costs (2)	3,070	1,568	9,126	1,568
Tax impact of non-GAAP adjustments (3)	(7,586)	2,228	(23,860)	19,142
Non-GAAP net income (loss)	$15,231	$4,154	$73,625	$23,798

Tax provision (benefit) reconciliation:
GAAP tax provision (benefit)	$(4,382)	$3,461	$(9,002)	$27,843
Non-GAAP adjustments:
Stock-based compensation (1)	3,676	6,808	11,578	20,189
Amortization of intangibles (1)	1,271	2,190	3,694	5,884
Amortization of debt discount and issuance costs (2)	536	448	1,540	448
Other income tax effects and adjustments (3)	2,103	(11,674)	7,048	(45,663)
Non-GAAP tax provision (benefit)	$3,204	$1,233	$14,858	$8,701

Net income (loss) per share reconciliation:
GAAP net income (loss) per share - diluted	$(0.11)	$(0.40)	$(0.03)	$(1.09)
Non-GAAP adjustments:
Amortization of intangibles (1)	0.09	0.10	0.27	0.26
Stock-based compensation (1)	0.26	0.30	0.84	0.89
Amortization of debt discount and issuance costs (2)	0.04	0.02	0.12	0.02
Tax impact of non-GAAP adjustments (3)	(0.09)	0.02	(0.30)	0.22
Non-GAAP dilutive shares excluded from GAAP net loss per share calculation (4)	(0.01)	0.01	(0.01)	0.02
Non-GAAP net income (loss) per share - diluted	$0.18	$0.05	$0.89	$0.32

Shares used in computing Non-GAAP income (loss) per share amounts:
GAAP weighted average shares - diluted	81,606,088	78,777,484	81,252,993	78,246,146
Non-GAAP dilutive shares excluded from GAAP loss per share calculation (4)	1,031,086	1,581,552	1,245,769	1,561,424
Pro forma weighted average shares - diluted	82,637,174	80,359,036	82,498,762	79,807,570

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustments reflect the amortization of debt discount and issuance costs related to the issuance of our Senior Convertible Notes recognized during the period for GAAP purposes.
(3) Adjustments reflect the tax benefit (provision) resulting from all non-GAAP adjustments.

(4) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a non-GAAP basis, these shares have a dilutive effect on a non-GAAP earnings per share and are included here.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP outlook in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	Fourth Quarter Fiscal Year 2019			Fiscal Year 2019
Operating income (loss) outlook reconciliation:
GAAP operating income (loss)	11.3	-	17.3	(8.1)	-	(2.1)
Non-GAAP adjustments:
Stock-based compensation	22.0	-	23.0	89.5	-	92.5
Amortization of intangibles	7.0	-	7.5	28.6	-	29.6
Non-GAAP operating income	41.0	-	47.0	112.0	-	118.0

Net income (loss) outlook reconciliation
GAAP net income	13.1	-	18.7	11.0	-	16.6
Non-GAAP adjustments:
Stock-based compensation	22.0	-	23.0	89.5	-	92.5
Amortization of intangibles	7.0	-	7.5	28.6	-	29.6
Amortization of debt discount and issuance costs	3.1	-	3.1	12.2	-	12.2
Tax impact of non-GAAP adjustments	(7.1)	-	(7.8)	(31.1)	-	(31.8)
Non-GAAP net income	38.8	-	43.8	112.2	-	117.2